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                                     EXHIBIT 23.3


                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated September 17, 1996 on our audits of the financial statements of Sam Linder, Inc. in the Lithia Motors, Inc. Registration Statement
(Form S-1) dated October     , 1996 for the registration of Common Stock.



                                  Moss Adams LLP


Seattle, Washington
October  , 1996


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